FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries

March 31, 2005

              Financial Guaranty Insurance Company and Subsidiaries

                              Financial Statements


                                 March 31, 2005




                                    CONTENTS

Balance Sheets at March 31, 2005 (Unaudited) and December 31, 2004..........
Statements of Income for the Three Months Ended March 31, 2005
   and 2004 (Unaudited).....................................................
Statements of Cash Flows for the Three Months Ended March 31, 2005
   and 2004 (Unaudited).....................................................
Notes to Financial Statements (Unaudited)...................................

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             Financial Guaranty Insurance Company and Subsidiaries

                                 Balance Sheets

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            MARCH 31         DECEMBER 31
                                                                              2005              2004
                                                                       --------------------------------------
                                                                          (UNAUDITED)
ASSETS
Fixed maturity securities, available for sale, at fair value
   (amortized cost of  $3,008,792 in 2005 and $2,921,320 in 2004)          $ 2,977,674       $ 2,938,856
Short-term investments, at cost, which approximates fair value                 140,451           140,473
                                                                       --------------------------------------
Total investments                                                            3,118,125         3,079,329

Cash and cash equivalents                                                       70,087            69,292
Accrued investment income                                                       40,468            36,580
Receivable for securities sold                                                     171                 -
Reinsurance recoverable on losses                                                2,789             3,054
Prepaid reinsurance premiums                                                   104,914           109,292
Deferred policy acquisition costs                                               42,356            33,835
Receivable from related parties                                                      -               802
Property and equipment, net of accumulated depreciation of $307 in
   2005 and $164 in 2004                                                         2,351             2,408
Prepaid expenses and other assets                                               10,654             7,826
                                                                       --------------------------------------
Total assets                                                               $ 3,391,915       $ 3,342,418
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Unearned premiums                                                      $ 1,068,927       $ 1,043,334
    Losses and loss adjustment expenses                                         35,998            39,181
    Ceded reinsurance payable                                                    1,164             3,826
    Accounts payable and accrued expenses                                       14,600            22,874
    Obligations under capital lease                                              5,660             6,446
    Payable for securities purchased                                            15,035             5,715
    Current federal income taxes payable                                        17,077             4,401
    Deferred federal income taxes payable                                       26,445            38,765
                                                                       --------------------------------------
Total liabilities                                                            1,184,906         1,164,542
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,890,821         1,882,772
   Accumulated other comprehensive (loss) income, net of tax                   (16,737)           15,485
   Retained earnings                                                           317,925           264,619
                                                                       --------------------------------------
Total stockholder's equity                                                   2,207,009         2,177,876
                                                                       --------------------------------------
Total liabilities and stockholder's equity                                 $ 3,391,915       $ 3,342,418
                                                                       ======================================

SEE ACCOMPANYING NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS.

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              Financial Guaranty Insurance Company and Subsidiaries

                              Statements of Income
                                   (Unaudited)

                             (DOLLARS IN THOUSANDS)


                                                                  THREE MONTHS ENDED
                                                                       MARCH 31
                                                                2005              2004
                                                          -----------------------------------
Revenues:
   Gross premiums written                                     $    84,404       $    56,395
   Ceded premiums written                                          (1,795)           (2,746)
                                                          -----------------------------------
   Net premiums written                                            82,609            53,649
   Increase in net unearned premiums                              (29,976)          (22,447)
                                                          -----------------------------------
   Net premiums earned                                             52,633            31,202

   Net investment income                                           27,440            22,671
   Net realized gains                                                 118             1,527
   Other income                                                       426               317
                                                          -----------------------------------
Total revenues                                                     80,617            55,717
                                                          -----------------------------------

Expenses:
   Losses and loss adjustment expenses                             (2,611)              664
   Underwriting expenses                                           20,650            14,368
   Policy acquisition cost deferred                               (10,671)           (7,681)
   Amortization of deferred policy acquisition costs                2,149               158
                                                          -----------------------------------
Total expenses                                                      9,517             7,509
                                                          -----------------------------------

Income before income taxes                                         71,100            48,208
Income tax expense                                                 17,794             9,904
                                                          -----------------------------------
Net income                                                    $    53,306       $    38,304
                                                          ===================================

SEE ACCOMPANYING NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS.

              Financial Guaranty Insurance Company and Subsidiaries

                            Statements of Cash Flows
                                   (Unaudited)

                             (DOLLARS IN THOUSANDS)

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31
                                                                            2005               2004
                                                                     --------------------------------------
OPERATING ACTIVITIES
Net income                                                               $    53,306        $    38,304
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                         2,149                158
     Policy acquisition costs deferred                                       (10,671)            (7,681)
     Net realized gains on investments                                          (118)            (1,527)
     Change in unearned premiums                                              25,593             22,536
     Change in losses and loss adjustment expenses                            (3,183)               938
     Depreciation of property and equipment                                      143                  4
     Change in reinsurance recoverable on losses                                 265               (276)
     Change in prepaid reinsurance premiums                                    4,378                (90)
     Change in other reinsurance receivables                                       -              5,295
     Change in current federal income tax receivable                               -                126
     Change in receivable from related parties                                   802              9,702
     Change in accrued investment income, prepaid expenses and
       other assets                                                           (6,716)            (3,501)
     Change in ceded reinsurance payable and accounts payable and
       accrued expenses                                                      (10,936)            (8,104)
     Deferred federal income taxes                                             4,907              4,108
     Amortization of fixed maturity securities                                 9,600              6,351
     Change in current federal income taxes payable                           12,676              5,345
                                                                     --------------------------------------
Net cash provided by operating activities                                     82,195             71,688
                                                                     --------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                             68,181            477,928
Purchases of fixed maturity securities                                      (166,715)          (604,511)
Purchases, sales and maturities of short-term investments, net                    22             10,562
Receivable for securities sold                                                  (171)           (44,090)
Payable for securities purchased                                               9,320             49,117
Purchases of fixed assets                                                        (86)                 -
                                                                     --------------------------------------
Net cash used in investing activities                                        (89,449)          (110,994)
                                                                     --------------------------------------

FINANCING ACTIVITIES
Capital contribution                                                           8,049                  -
                                                                     --------------------------------------
Net cash provided by financing activities                                      8,049                  -
                                                                     --------------------------------------

Net increase (decrease) in cash and cash equivalents                             795            (39,306)
Cash and cash equivalents at beginning of period                              69,292             78,645
                                                                     --------------------------------------
Cash and cash equivalents at end of period                               $    70,087        $    39,339
                                                                     ======================================

SEE ACCOMPANYING NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                                   (Unaudited)

                                 March 31, 2005
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION

Financial Guaranty Insurance Company (the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

During 2004, the Company formed two subsidiaries; FGIC U.K. Services Limited and FGIC U.K. Limited, both U.K. Corporations. During the first quarter of 2005, the Company formed FGIC Credit Products, LLC, a Delaware Corporation.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group", completed the acquisition (the "Transaction") of FGIC Corporation from a subsidiary of General Electric Capital Corporation ("GE Capital") in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible Preferred Stock (the "Senior Preferred Shares") with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation's common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at March 31, 2005 and December 31, 2004. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's common stock, respectively, at March 31, 2005 and December 31, 2004.

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              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION (CONTINUED)

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2005 are not necessarily indicative of results that may be expected for the year ending December 31, 2005.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2004 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

2. CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its Subsidiaries, FGIC U.K. Services Limited, FGIC U.K. Limited, and FGIC Credit Products, LLC. All significant intercompany balances have been eliminated.

3. PREMIUM REFUNDINGS

When an obligation insured by the Company has been refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized at that time. A refunding occurs when an insured obligation is repaid or fully defeased prior to the stated maturity. Premiums earned related to refundings were $13,458 and $1,696 for the three months ended March 31, 2005 and 2004, respectively.

4. LOSS RESERVES

The reserve loss and loss adjustment expenses are reviewed regularly and updated based on claim payments and the results of ongoing surveillance. The result of the Company's ongoing insured portfolio surveillance is to identify all impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon 4. LOSS RESERVES (CONTINUED)

estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At March 31, 2005 the Company had case reserves of $13,370, credit watchlist reserves of $21,617 and a loss adjustment expense reserve of $1,011. At December 31, 2004 case reserves were $14,686, credit watchlist reserves of $23,484 and a loss adjustment expense reserve of $1,011.

5. INCOME TAXES

The Company's effective federal corporate tax rate (25.0% and 20.5% for the three months ended March 31, 2005 and 2004, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

6. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $6,200 and $2,700 for the three months ended March 31, 2005 and 2004, respectively.

7. COMPREHENSIVE INCOME

Accumulated other comprehensive (loss) income of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of total comprehensive income for the three month period ended March 31, 2005 and 2004 are as follows:

                                              THREE MONTHS ENDED
                                                   MARCH 31,
                                              2005              2004
                                       ----------------- -----------------
Net Income                                 $    53,306       $    38,304
Other comprehensive (loss) income              (32,222)           12,680
                                       ----------------- -----------------
Total comprehensive income                 $    21,084       $    50,984
                                       ================= =================

The components of other comprehensive (loss) income for the three month period ended March 31, 2005 and 2004 are as follows:

                                                                   THREE MONTHS ENDED MARCH 31, 2005
                                                         -------------------------------------------------------
                                                              BEFORE                                NET OF
                                                                TAX                                  TAX
                                                              AMOUNT               TAX              AMOUNT
                                                         -------------------------------------------------------
Unrealized holding losses arising during the period          $   (48,536)       $    16,988    $       (31,548)
Less reclassification adjustment for gains realized
   in net income                                                    (118)                41                (77)
                                                         -------------------------------------------------------
Unrealized losses on investments                                 (48,654)            17,029            (31,625)
Foreign currency translation adjustment                             (918)               321               (597)
                                                         -------------------------------------------------------
Total other comprehensive loss                               $   (49,572)       $    17,350    $       (32,222)
                                                         =======================================================

                                                                   THREE MONTHS ENDED MARCH 31, 2004
                                                         -------------------------------------------------------
                                                               BEFORE                               NET OF
                                                                TAX                                  TAX
                                                               AMOUNT              TAX              AMOUNT
                                                         -------------------------------------------------------
Unrealized holding gains arising during the period           $    18,521         $    (6,482)      $    12,039
Less reclassification adjustment for gains realized
   in net income                                                  (1,527)                534              (993)
                                                         -------------------------------------------------------
Unrealized gains on investments                                   16,994              (5,948)           11,046
Foreign currency translation adjustment                            2,514                (880)            1,634
                                                         -------------------------------------------------------
Total other comprehensive income                             $    19,508         $    (6,828)      $    12,680
                                                         =======================================================

8. VARIABLE INTEREST ENTITIES

In January 2003, the FASB issued Financial Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES ("FIN 46'). FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. On March 31, 2005, the Company had approximately $4,910 of gross principal outstanding related to insurance contracts issued to commercial paper conduits variable interest entities under FIN 46, which the Company does not believe requires consolidation 8. VARIABLE INTEREST ENTITIES (CONTINUED)

but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.

During 2004, the Company arranged the issuance of contingent preferred trust securities by a group of special purpose Trusts. These Trusts are considered variable interest entities under FIN 46, however, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts (see Note 7).

9. PREFERRED TRUST SECURITIES

On July 19, 2004, the Company closed a new $300,000 facility, consisting of Money Market Committed Preferred Custodial Trust Securities ("CPS Securities"). This facility replaces a $300,000 "Soft Capital" facility previously provided by GE Capital. Each of six separate and newly organized Delaware trusts (the "Trusts"), issues $50,000 in perpetual CPS Securities on a rolling, 28-day auction rate basis. Proceeds from these securities are invested in high quality, short-term securities (the "Eligible Assets") and held in the respective trust. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with the Company which obligates the Trust at the Company's discretion, to purchase the perpetual Preferred Stock of the Company. In this way, the program provides capital support to the Company by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. During the three month period ended March 31, 2005, the Company recorded expense of $454 for the right to put its shares to the Trusts. These Trusts are considered variable interest entities under FIN46, however, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

10. REVOLVING CREDIT FACILITY

FGIC Corporation, in conjunction with the Company, has a $200,000 senior unsecured revolving credit facility with a maturity of 364 days from the closing of the revolving credit facility. The revolving credit facility is provided by a syndicate of banks and other financial institutions led by JPMorgan Chase, as administrative agent and sole lead arranger. During 2004, and for the three months ended March 31, 2005, no draws were made on the revolving credit facility.

11. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Securities and Exchange Commission ("SEC") staff has recently reviewed the accounting practices for loss reserves of publicly held financial guaranty industry companies and the Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. When the FASB or the SEC reaches a conclusion on this issue, the Company along with other companies in the financial guaranty industry may be required to change certain aspects of the accounting for loss reserves, premium income and deferred acquisition costs. The FASB review is in its early stages and it is not possible to predict the impact, if any, this review, or one by the SEC, may have on the Company's accounting practices.